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                                                                    EXHIBIT 10.1

                           [FORM OF LETTER AGREEMENT]

                                                                          , 2006
                                                                ----------

NAVITAS INTERNATIONAL CORPORATION
4 Dublin Circle
Burlington, MA 01803

      Re: Navitas International Corporation

Dear Ladies and Gentlemen:

      This letter is being delivered to you in accordance with the Underwriting Agreement (the "UNDERWRITING AGREEMENT") entered into by and between Navitas International Corporation, a Delaware corporation (the "COMPANY"), and FTN Midwest Securities Corp., as Representative (the "REPRESENTATIVE") of the Underwriters named in Schedule I thereto (the "UNDERWRITERS"), relating to an underwritten initial public offering (the "IPO") of the Company's units (the "UNITS"), each comprised of one share of the Company's common stock, par value $0.0001 per share (the "COMMON STOCK"), and two warrants, each being exercisable for one share of Common Stock. The capitalized terms set forth on Schedule I attached hereto are hereby incorporated by reference herein.

      In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned individual named below (the "UNDERSIGNED") as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Undersigned hereby agrees as follows:

1. Until a Business Combination is consummated by the Company, the undersigned agrees to vote all Insider Shares beneficially owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares in connection with the vote by the Company's stockholders relating to the approval of any Business Combination.

2. If a Transaction Failure occurs, the Undersigned shall take all reasonable actions to cause the Company to dissolve and liquidate and vote all Insider Shares and IPO Shares, if any, in favor of Company's dissolution and liquidation.

3. The Undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund or against the Trustees ("CLAIM") with respect to the Undersigned's Insider Shares, and hereby waives any Claim the Undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse for any Claim against the Trust Fund or the Trustees for any reason whatsoever. Without limiting the foregoing, the

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Undersigned acknowledges that he or she does not have a Claim arising out of and waives any Claim it may have in the future as a result of (i) the promissory note by the Company in favor of the Undersigned and (ii) the indemnification agreement by and between the Company and the Undersigned. The Undersigned hereby agrees that the Company shall be entitled to a reimbursement from the Undersigned for any distribution of the Trust Fund received by the Undersigned in respect to such person's Insider Shares.

4. [For Officers of the Company] Upon a Transaction Failure, the Undersigned agrees to indemnify and hold harmless the Company, jointly and severally with the other Indemnifiers, against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) (collectively, "DAMAGES") to which the Company may become subject as a result of any claim by (x) any vendor or other person who is owed money by the Company for services rendered or products sold, or (y) any target business with which the Company has entered into a written letter of intent, confidentiality or non-disclosure agreement or other written agreement, except that no such indemnification obligation shall apply to any Damages with respect to or arising out of any claims made by a vendor, other person or target business that has signed a release, waiver or similar agreement (whether as part of such written agreement or otherwise) waiving any right, title, interest or claim of any kind in or to any amounts held in the Trust Fund; provided, however, that the amount of any such indemnification obligation shall be limited to the amount by which such Damages (i) actually reduce the amount of funds in the Trust Fund and (ii) are not reimbursed by any insurance procured by the Company to cover such claims made against the Trust Fund. It is hereby acknowledged and agreed that if the Undersigned is removed or ceases to be an officer of the Company, then his indemnification obligations shall apply only to claims with respect to or arising out of acts or omissions by the Company during his tenure as an officer of the Company.

5. If the Undersigned is not an officer of the Company, neither the Undersigned nor any member of the family of the Undersigned or any Affiliate of the Undersigned will be entitled to receive and will not accept any finder's fee or any other compensation for services rendered to the Company prior to or in connection with the consummation of the Business Combination. The Undersigned shall be entitled to reimbursement from the Company for his or her reasonable out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination. Until the consummation of the Business Combination, the Undersigned shall not be a director, officer or employee of, or act as an independent contractor or consultant for or to, any other blank check company. If the Undersigned is an officer of the Company, upon the consummation of the IPO, the Undersigned will become a full-time employee of the Company and will receive annual compensation as determined in the discretion and good faith judgment of the independent members of the board of directors.

6. The Undersigned will escrow his Insider Shares in accordance with the terms of a stock escrow agreement which the Company will enter into with the Undersigned and Continental Stock Transfer & Trust Company, as escrow agent, in form and substance acceptable to the Company and the Representative.

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7. The Undersigned agrees to be [position] of the Company until the earlier of the consummation by the Company of the Business Combination or the dissolution of the Company. The Undersigned's biographical information furnished to the Company and the Representative and attached hetero as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the Undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. The Undersigned's questionnaire previously furnished to the Company and the Representative is true and accurate in all respects. The Undersigned represents and warrants that:

            (a) a petition under the federal bankruptcy laws or any state insolvency law was not filed by or against, nor was a receiver, fiscal agent or similar officer appointed by a court for the business or property of him or her, or for any partnership in which he or she was a general partner within the past two years, or for any corporation or business association of which he or she was an executive officer within the past two years;

            (b) he or she has not been convicted in a criminal proceeding or named subject of a pending criminal proceeding, excluding traffic violations;

            (c) he or she is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, any other act or practice involving the offering or sale of securities, or engaging in or continuing any conduct or practice in connection with such activity in any jurisdiction;

            (d) he or she has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked;

            (e) he or she has not been subject to any order prohibiting nor is subject to any legal proceeding seeking to prohibit him or her from engaging in any type of business practice;

            (f) he or she has not been found by a court of competent jurisdiction in a civil action, by the Securities and Exchange Commission or by any state administrative authority to have violated any federal or state securities law; and

            (g) he or she has not been found by a court of competent jurisdiction in a civil action, by the Commodity Futures Trading Commission or by any state administrative authority to have violated any federal or state commodities law.

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8. The Undersigned has full right and power, without violating any agreement by which he or she is bound (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer), to enter into this letter agreement and to serve as [position] of the Company.

9. The Undersigned authorizes any employer, financial institution or consumer credit reporting agency to release to the Representative, its legal representative and any investigative search firm retained by the Representative any information they may have about the Undersigned's background and finances ("INFORMATION"), solely for the purposes of the IPO. Neither the Representative, its legal representative or any investigative search firm retained by the Representative shall be violating the Undersigned's right of privacy in any manner in requesting and obtaining the Information and the Undersigned hereby releases them from liability for any damage whatsoever in that connection. The Undersigned shall be entitled to a copy of such Information, upon request. The Representative shall not release such Information to the Company or to any third-party, other than the Representative's legal representative, without the prior written consent of the Undersigned. The Representative shall use the same measures to protect the Information as it takes to protect its own similar confidential information, but in no event less than reasonable care.

10. Until the earlier of the consummation of the Business Combination or the Termination Date, the Undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or company, any suitable opportunity to acquire all or substantially all of the outstanding equity securities or assets of, or otherwise acquire a controlling interest in, whether by merger, capital stock exchange, asset acquisition, stock purchase or any other similar type of combination, an operating business in India focused primarily on product companies in industries well positioned to grow as a result of the massive and ongoing development of the Indian infrastructure.

11. The Undersigned agrees not to acquire any IPO Shares prior to the completion of the Business Combination.

12. This letter agreement shall be binding on the Undersigned and such person's respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the earlier of (i) the Business Combination Date and (ii) the Termination Date.

13. This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts formed and to be performed entirely within the Commonwealth of Massachusetts, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

14. The Undersigned hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this letter agreement shall be brought and enforced in any state or federal court sitting in the Commonwealth of Massachusetts (each, a

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"MASSACHUSETTS COURT"), and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Undersigned hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. [For N.L. Jain and G.N. Bajpai] [The Undersigned has appointed Servjeet
S. Bhachu, in his capacity as General Counsel and Vice President of the Company, as his authorized agent (the "AUTHORIZED AGENT") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any Massachusetts Court. Such appointment shall be irrevocable. The Company and the Undersigned represent and warrant that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Undersigned.]

15. No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by each of the Undersigned and the Company and the consent of the Representative, which consent shall not be unreasonably withheld.

                                                 Sincerely,

                                                 [Name]


                                                 By:____________________________
                                                 Name:
                                                 Title:



Accepted and agreed:

NAVITAS INTERNATIONAL
  CORPORATION

By: ______________________
Name:
Title:


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                                                                      SCHEDULE 1

                         SUPPLEMENTAL COMMON DEFINITIONS

      UNLESS THE CONTEXT SHALL OTHERWISE REQUIRE, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE MEANINGS FOR ALL PURPOSES, AND THE FOLLOWING DEFINITIONS ARE EQUALLY APPLICABLE TO BOTH THE SINGULAR AND THE PLURAL FORMS AND THE FEMININE, MASCULINE AND NEUTER FORMS OF THE TERMS DEFINED.

      "AFFILIATE" shall be giving the meaning given to it under Rule 405 under the Securities Act of 1933.

      "AMENDED AND RESTATED CERTIFICATE OF INCORPORATION" shall mean the Amended and Restated Certificate of Incorporation of the Company, as in effect as of the Effective Date.

      "BUSINESS COMBINATION" shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset acquisition or other similar type of combination, of an operating business in India focused primarily on product companies in industries well positioned to grow as a result of the massive and ongoing development of the Indian infrastructure, having a fair market value (as calculated in accordance with the Company's Amended and Restated Certificate of Incorporation) of at least 80% of the Company's net assets at the time of such merger, capital stock exchange, asset acquisition or other similar type of combination.

      "BUSINESS COMBINATION DATE" shall mean the date upon which the Business Combination is consummated.

      "EFFECTIVE DATE" shall mean the date upon which the Registration Statement is declared effective under the Securities Act of 1933, as amended, by the SEC.

      "INDEMNIFIERS" shall mean the officers of the Company giving indemnity pursuant to similar letter agreements with the Company.

      "INSIDER" shall mean all officers, directors and stockholders of the Company immediately prior to the Effective Date.

      "INSIDER SHARES" shall mean all shares of Common Stock owned by Insiders.

      "IPO SHARES" shall mean all shares of Common Stock issued in the IPO.

      "PROSPECTUS" shall mean the final prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and included in the Registration Statement.

      "REGISTRATION STATEMENT" shall mean the registration statement filed by the Company on Form S-1 (No. 333-130697) with the SEC on December 27, 2005, and any amendment or supplement thereto, in connection with the Company's IPO.

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      "SEC" shall mean the United States Securities and Exchange Commission.

      "TERMINATION DATE" shall mean the date the earlier of the date of the Business Combination and the date upon which the liquidation and distribution of the Trust Fund is completed.

      "TRANSACTION FAILURE" shall mean the earlier of (i) the failure to enter into a definitive agreement with respect to the Business Combination on any day during the eighteen (18) month period immediately following the Effective Date, and (ii) the failure to consummate the Business Combination on any day during the twenty four (24) month period immediately following the Effective Date.

      "TRANSACTION FAILURE DATE" shall mean the date upon which a Transaction Failure occurs.

      "TRUST AGREEMENT" shall mean that certain agreement among the Company, the Representative and the Continental Stock & Transfer Company, as Trustee, for the operation of the Trust Fund.

      "TRUST FUND" shall mean that certain trust account established with Continental Stock Transfer & Trust Company and in which the Company deposited the "funds to be held in trust", as described in the Prospectus.

      "TRUSTEES" shall mean the trustees of the Trust Fund.